UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

 Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 11, 2006

PARKWAY PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

                                                 Maryland                                        1-11533                                      74-2123597

                                    (State or Other Jurisdiction             (Commission File Number)                      (IRS Employer

                                           of Incorporation)                                                                                 Identification No.)

One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, MS 39225-4647

(Address of Principal Executive Offices, including zip code)

(601) 948-4091

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.     Completion of Acquisition or Disposition of Assets.

On July 11, 2006, Parkway Properties, Inc. completed the previously announced fee simple purchase of One Illinois Center, a 1,003,000 square-foot office building with an attached four-level structured parking garage, located at 111 East Wacker Drive in the East Loop sub-market of Chicago. The property was acquired from Lincoln-Carlyle Illinois Center LLC for $198 million plus closing costs and transfer taxes of approximately $1.6 million.

The purchase was funded by a $148.5 million non-recourse first mortgage with a fixed interest rate of 6.29%, interest only payments for five years and a 10-year maturity.  Additional purchase funding was provided by a $33.7 million mezzanine loan with a six-month term at an interest rate of LIBOR plus 130 basis points (current rate set at 6.65%), proceeds from the recent sale of Viad Corporate Center in Phoenix and amounts drawn under existing lines of credit.

ITEM 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 2.01 above.

ITEM 9.01.     Financial Statements and Exhibits.

(a)        Financial Statements of Business Acquired.

The financial statements and additional information required pursuant to Item 9.01(a) of Form 8-K will be filed by amendment to this report on Form 8-K within 71 calendar days after the date on which this report on Form 8-K must be filed.

(b)        Pro Forma Financial Information.

The pro forma financial information required pursuant to Item 9.01(b) of Form 8-K will be filed by amendment to this report on Form 8-K within 71 calendar days after the date on which this report on Form 8-K must be filed.

(d)        Exhibits.

10.1      Real Estate Sales Agreement between Lincoln-Carlyle Illinois Center LLC and Parkway Properties LP

10.2      First Amendment to Real Estate Sales Agreement between Lincoln-Carlyle Illinois Center LLC and Parkway Properties LP

10.3      Second Amendment to Real Estate Sales Agreement between Lincoln-Carlyle Illinois Center LLC and Parkway Properties LP

10.4      Mortgage, Security Agreement, Assignment of Rents and Fixture Filing by 111 East Wacker LLC to Wachovia Bank, National Association

10.5      Promissory Note by 111 East Wacker LLC to Wachovia Bank, National Association

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 14, 2006

PARKWAY PROPERTIES, INC.

By: /s/ Mandy M. Pope

            Mandy M. Pope

     Chief Accounting Officer

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